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                                                                   Exhibit 10.28

                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

                 This THIRD AMENDMENT TO CREDIT AGREEMENT (this "THIRD AMENDMENT") is made and entered into effective as of the 8th day of August, 1995, by and between NORTH COAST ENERGY, INC., a Delaware corporation (the "BORROWER") and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association (the "LENDER").

                              W I T N E S S E T H:
                              - - - - - - - - - -
                 WHEREAS, the parties hereto have entered into the Credit Agreement dated September 20, 1993, as amended by that certain First Amendment to Credit Agreement effective as of March 16, 1994, and as further amended by that certain Second Amendment to Credit Agreement effective as of January 13, 1995 (as amended, the "AGREEMENT"), pursuant to which the Lender has extended credit to the Borrower; and

                 WHEREAS, the parties to the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

                 NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Agreement and this Third Amendment, the parties hereto agree as follows:


                        DEFINITIONS AND INTERPRETATION
                        ------------------------------

                          TERMS DEFINED ABOVE.  As used herein, each of the
terms "AGREEMENT," "BORROWER," "LENDER," and "THIRD AMENDMENT" shall have the meaning assigned to such term hereinabove.

                          TERMS DEFINED IN AGREEMENT.  As used herein, each
term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

                          REFERENCES.  References in this Third Amendment to
Article or Section numbers shall be to Articles and Sections of this Third Amendment, unless expressly stated to the contrary. References in this Third Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Third Amendment in its entirety and not only to the particular Article or Section in which such reference appears.







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                          ARTICLES AND SECTIONS.  This Third Amendment, for
convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Third Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

                          NUMBER AND GENDER.  Whenever the context requires,
reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.


                           AMENDMENTS TO AGREEMENT
                           -----------------------

                 The Borrower and the Lender hereby amend the Agreement in the following particulars, effective as of and after the effective date of this Third Amendment:

                          AMENDMENT OF SECTION 1.2.  Section 1.2 of the
Agreement is hereby amended as follows:

         (a) The following definitions are hereby amended to read as follows:

                 "COMMITMENT AMOUNT" shall mean the amount of $8,500,000, as such amount is reduced pursuant to Section 2.1.

                 "COMMITMENT TERMINATION DATE" shall mean April 1, 1998.

                 "CURRENT LIABILITIES" shall mean all liabilities which would, in accordance with GAAP, be included as current liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries as of the date of calculation, but excluding (a) current maturities in respect of the Obligations, both principal and interest, (b) accounts payable, the payment of which is being contested in good faith and as to which adequate reserve in accordance with GAAP has been established, (c) billings in excess of cost on uncompleted contracts,
         (d)





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         deferred income tax, and (e) the Nagit Subordinated Debt.

                 "INDEBTEDNESS" shall mean, as to any Person, without duplication, (a) all liabilities (excluding reserves for deferred income taxes, deferred compensation liabilities, and other deferred liabilities and credits) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet, (b) all obligations of such Person evidenced by bonds, debentures, promissory notes, or similar evidences of indebtedness, (c) all other indebtedness of such Person for borrowed money, and (d) all obligations of others, to the extent any such obligation is secured by a Lien on the assets of such Person (whether or not such Person has assumed or become liable for the obligation secured by such Lien), but excluding, as to the Borrower, the Nagit Subordinated Debt.

         (b)     The following definition is added to read as follows:

                 "NAGIT SUBORDINATED DEBT" shall mean debt owed to Nagit (USA) Inc. under the Promissory Note dated January 17, 1995 in the original principal amount of $335,000 executed by the Borrower and the Promissory Note dated June 7, 1995 in the original principal amount of $1,000,000 executed by the Borrower; provided that such notes remain subordinated to the payment and performance of the Obligations on terms satisfactory to the Lender and such notes are not renewed, extended or increased or the repayment terms otherwise amended or modified."

                          AMENDMENT OF SECTION 2.1.  The last sentence of
Section 2.1 of the Agreement is hereby amended to read as follows:

                 "Commencing on September 1, 1995 and continuing thereafter on the first day of each calendar month through the date of the next Borrowing Base determination, the Commitment Amount shall be reduced by $100,000, and thereafter reduced on the first day of each calendar month in the amount determined by the Lender in connection with any redetermination of the Borrowing Base made in accordance with Section 2.8."

                          AMENDMENT OF SECTION 2.8(a).  Section 2.8(a) of the
Agreement is hereby amended to read as follows:





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                 "(a) The Borrowing Base as of the date of the Third Amendment to this Agreement is acknowledged by the Borrower and the Lender to be $8,500,000."

                      AMENDMENT OF SECTION 6.14. Section 6.14 of the Agreement is hereby amended to read as follows:

                 "6.14 SHAREHOLDER'S EQUITY. Permit Shareholder's Equity as of the close of any fiscal quarter to be less than $7,000,000, plus a cumulative 80% of positive Net Income for all fiscal years of the Borrower ending subsequent to March 31, 1993, plus a cumulative 100% of all net proceeds from equity offerings commencing from September 30, 1994, less the amount of Preferred Stock dividends made for such period."

               II.5 AMENDMENT OF SECTION 7.1. Section 7.1(d) of the Agreement is hereby amended to read as follows:

                 "(d) default shall be made by the Borrower (as principal or guarantor or other surety) in the payment or performance of an aggregate amount in excess of $250,000 under any bond, debenture, note, or other Indebtedness, including the Nagit Subordinated Debt, or under any credit agreement, loan agreement, indenture, promissory note, or similar agreement or instrument executed in connection with any of the foregoing, and such default shall remain unremedied for in excess of the period of grace, if any, with respect thereto."


                                     III

                                  CONDITIONS
                                  ----------
                 The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

                          RECEIPT OF DOCUMENTS AND OTHER ITEMS.  The Lender
shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

                 (a) multiple counterparts of this Third Amendment executed by the Borrower, as requested by the Lender;





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                 (b)      Notice of Final Agreement; and

                 (c) a Facility Fee in the amount of $20,500 and an extension fee in the amount of $16,125.

                          ACCURACY OF REPRESENTATIONS AND WARRANTIES.  The
representations and warranties contained in Article IV of the Agreement and in any other Loan Document shall be true and correct, except as affected by the transactions contemplated in the Agreement and this Third Amendment.

                          MATTERS SATISFACTORY TO LENDER.  All matters incident
to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.


                                                 REPRESENTATIONS AND WARRANTIES
                                                 ------------------------------

                 The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement and set forth in any other Loan Document to which it is a party, and represents and warrants that all such representations and warranties remain true and unbreached, except as affected by the transactions contemplated in the Agreement and this Third Amendment.


                                                 RATIFICATION
                                                 ------------

                 Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents to which it is a party, in all things in accordance with the terms and provisions thereof, as amended by this Third Amendment.

                                                 MISCELLANEOUS
                                                 -------------

                          SCOPE OF AMENDMENT.  The scope of this Third
Amendment is expressly limited to the matters addressed herein and this Third Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Third Amendment.

                          AGREEMENT AS AMENDED.  All references to the
Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Third Amendment.





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                          PARTIES IN INTEREST.  All provisions of this Third
Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender, and their respective successors and assigns.

                          RIGHTS OF THIRD PARTIES.  Subject to the provisions
of Section 6.3, all provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

                          ENTIRE AGREEMENT.  THIS THIRD AMENDMENT CONSTITUTES
THE ENTIRE AGREEMENT BETWEEN THE BORROWER AND THE LENDER WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS THIRD AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

                          GOVERNING LAW.  THIS THIRD AMENDMENT SHALL CONSTITUTE
A CONTRACT ENTERED INTO UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

                          JURISDICTION AND VENUE.  ALL ACTIONS OR PROCEEDINGS
WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS THIRD AMENDMENT, THE AGREEMENT, OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE LENDER, IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS. THE BORROWER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HOUSTON, HARRIS COUNTY, TEXAS AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE LENDER IN ACCORDANCE WITH THIS SECTION.

                          WAIVER OF RIGHTS TO JURY TRIAL.  THE BORROWER AND THE
LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF THIS THIRD AMENDMENT, THE AGREE-





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MENT, OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE
ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS THIRD AMENDMENT, THE AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS THIRD AMENDMENT.

                 IN WITNESS WHEREOF, this Third Amendment to Credit Agreement is executed effective as of the date first hereinabove written.


                                        NORTH COAST ENERGY, INC.


                                        By: /s/ Charles M. Lombardy, Jr.
                                           ----------------------------------
                                           Charles M.  Lombardy, Jr.
                                           Chief Executive Officer


                      (Signatures Continued on Next Page)
                                        BANK ONE, TEXAS,
                                        NATIONAL ASSOCIATION


                                        By: /s/ Elizabeth Hunter
                                           ----------------------------------
                                           Elizabeth Hunter
                                           Vice President





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